POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENT that the undersigned trustee of the MAINGATE TRUST (the "Trust"), a Delaware statutory trust, hereby appoints Geoffrey Mayar, Matt Mead and Debra McAdoo, and each of them individually, with full power of substitution, his or her true and lawful attorney to execute in his or her name, place and stead and on his or her behalf any and all amendments to the Trust's registration statement on Form N-lA under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, as well as any and all registration statements on Form N-14, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interests of the Trust (including without limitation, regulatory authorities in any and all states in which shares of any series of the Trust are sold), any such amendment or registration statement and any and all supplements thereto or to any prospectus or statement of additional information forming a part of the registration statement, as well as any and all exhibits and other documents necessary or desirable to be done in the premises in any all capacities authorized by the Board of Trustees for such persons to provide or perform with respect to the Trust, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of such attorneys.

IN WITNESS WHEREOF, the undersigned has executed this instrument on this 10th day of January, 2011.
                   /s/ Darrison N. Wharton
                   Independent Trustee
                   Print Name: Darrison N. Wharton

STATE OF TENNESSEE             )
)
CITY OF MEMPHIS                    )

    On January 10,2011, before me appeared Darrison N. Wharton, known to me personally, and stated that he/she executed the foregoing instrument for the purposes therein contained, by signing his/her name.

IN WITNESS WHEREOF I have hereunto set my hand and official seal.

                   /s/Debra McAdoo
                   Notary Public

(NOTARY SEAL)

My Commission Expires: November 2, 2013

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENT that the undersigned trustee of the MAINGATE TRUST (the "Trust"), a Delaware statutory trust, hereby appoints Geoffrey Mayar, Matt Mead and Debra McAdoo, and each of them individually, with full power of substitution, his or her true and lawful attorney to execute in his or her name, place and stead and on his or her behalf any and all amendments to the Trust's registration statement on Form N-lA under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, as well as any and all registration statements on Form N-14, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interests of the Trust (including without limitation, regulatory authorities in any and all states in which shares of any series of the Trust are sold), any such amendment or registration statement and any and all supplements thereto or to any prospectus or statement of additional information forming a part of the registration statement, as well as any and all exhibits and other documents necessary or desirable to be done in the premises in any all capacities authorized by the Board of Trustees for such persons to provide or perform with respect to the Trust, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of such attorneys.

IN WITNESS WHEREOF, the undersigned has executed this instrument on this 10th day of January, 2011.

                      /s/David C. Burns
                      Independent Trustee
                      Print Name: David C. Burns

STATE OF TENNESSEE             )
)
CITY OF MEMPHIS                    )

On January 10,2011, before me appeared David C. Burns, known to me personally, and stated that he/she executed the foregoing instrument for the purposes therein contained, by signing his/her name.

IN WITNESS WHEREOF I have hereunto set my hand and official seal.

                      /s/Debra McAdoo
                      Notary Public

(NOTARY SEAL)

                      My Commission Expires: November 2, 2013

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENT that the undersigned trustee of the MAINGATE TRUST (the "Trust"), a Delaware statutory trust, hereby appoints Geoffrey Mayar, Matt Mead and Debra McAdoo, and each of them individually, with full power of substitution, his or her true and lawful attorney to execute in his or her name, place and stead and on his or her behalf any and all amendments to the Trust's registration statement on Form N-lA under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, as well as any and all registration statements on Form N-14, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interests of the Trust (including without limitation, regulatory authorities in any and all states in which shares of any series of the Trust are sold), any such amendment or registration statement and any and all supplements thereto or to any prospectus or statement of additional information forming a part of the registration statement, as well as any and all exhibits and other documents necessary or desirable to be done in the premises in any all capacities authorized by the Board of Trustees for such persons to provide or perform with respect to the Trust, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of such attorneys.

IN WITNESS WHEREOF, the undersigned has executed this instrument on this 10th day of January, 2011.

                       /s/Moss W. Davis,
                      Independent Trustee
                      Print Name: Moss W. Davis

STATE OF TENNESSEE             )
)
CITY OF MEMPHIS                    )

On January 10,2011, before me appeared Moss W. Davis, known to me personally, and stated that he/she executed the foregoing instrument for the purposes therein contained, by signing his/her name.

IN WITNESS WHEREOF I have hereunto set my hand and official seal.

                       /s/Debra McAdoo
                      Notary Public

(NOTARY SEAL)

My Commission Expires: November 2, 2013

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENT that the undersigned trustee of the MAINGATE TRUST (the "Trust"), a Delaware statutory trust, hereby appoints Geoffrey Mayar, Matt Mead and Debra McAdoo, and each of them individually, with full power of substitution, his or her true and lawful attorney to execute in his or her name, place and stead and on his or her behalf any and all amendments to the Trust's registration statement on Form N-lA under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, as well as any and all registration statements on Form N-14, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interests of the Trust (including without limitation, regulatory authorities in any and all states in which shares of any series of the Trust are sold), any such amendment or registration statement and any and all supplements thereto or to any prospectus or statement of additional information forming a part of the registration statement, as well as any and all exhibits and other documents necessary or desirable to be done in the premises in any all capacities authorized by the Board of Trustees for such persons to provide or perform with respect to the Trust, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of such attorneys.

IN WITNESS WHEREOF, the undersigned has executed this instrument on this 10th day of January, 2011.

                                               /s/ Marshall Gramm
                      Independent Trustee
                      Print Name: Marshall Gramm

STATE OF TENNESSEE             )
)
CITY OF MEMPHIS                    )

On January 10,2011, before me appeared Marshall Gramm, known to me personally, and stated that he/she executed the foregoing instrument for the purposes therein contained, by signing his/her name.

IN WITNESS WHEREOF I have hereunto set my hand and official seal.

                      /s/Debra McAdoo
                      Notary Public

(NOTARY SEAL)

My Commission Expires: November 2, 2013

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENT that the undersigned trustee of the MAINGATE TRUST (the "Trust"), a Delaware statutory trust, hereby appoints Geoffrey Mayar, Matt Mead and Debra McAdoo, and each of them individually, with full power of substitution, his or her true and lawful attorney to execute in his or her name, place and stead and on his or her behalf any and all amendments to the Trust's registration statement on Form N-lA under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, as well as any and all registration statements on Form N-14, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interests of the Trust (including without limitation, regulatory authorities in any and all states in which shares of any series of the Trust are sold), any such amendment or registration statement and any and all supplements thereto or to any prospectus or statement of additional information forming a part of the registration statement, as well as any and all exhibits and other documents necessary or desirable to be done in the premises in any all capacities authorized by the Board of Trustees for such persons to provide or perform with respect to the Trust, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of such attorneys.

IN WITNESS WHEREOF, the undersigned has executed this instrument on this 10th day of January, 2011.

                        /s/ Robert A. Reed
                      Independent Trustee
                      Print Name: Robert A. Reed

STATE OF TENNESSEE             )
)
CITY OF MEMPHIS                    )

On January 10,2011, before me appeared Robert A. Reed, known to me personally, and stated that he/she executed the foregoing instrument for the purposes therein contained, by signing his/her name.

IN WITNESS WHEREOF I have hereunto set my hand and official seal.

                      /s/Debra McAdoo
                      Notary Public

(NOTARY SEAL)

My Commission Expires: November 2, 2013

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENT that the undersigned trustee of the MAINGATE TRUST (the "Trust"), a Delaware statutory trust, hereby appoints Geoffrey Mayar, Matt Mead and Debra McAdoo, and each of them individually, with full power of substitution, his or her true and lawful attorney to execute in his or her name, place and stead and on his or her behalf any and all amendments to the Trust's registration statement on Form N-lA under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, as well as any and all registration statements on Form N-14, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interests of the Trust (including without limitation, regulatory authorities in any and all states in which shares of any series of the Trust are sold), any such amendment or registration statement and any and all supplements thereto or to any prospectus or statement of additional information forming a part of the registration statement, as well as any and all exhibits and other documents necessary or desirable to be done in the premises in any all capacities authorized by the Board of Trustees for such persons to provide or perform with respect to the Trust, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of such attorneys.

IN WITNESS WHEREOF, the undersigned has executed this instrument on this 10th day of January, 2011.

                      /s/ Matthew G. Mead
                      Independent Trustee
                      Print Name: Matthew G. Mead

STATE OF TENNESSEE             )
)
CITY OF MEMPHIS                    )

On January 10,2011, before me appeared Matthew G. Mead, known to me personally, and stated that he/she executed the foregoing instrument for the purposes therein contained, by signing his/her name.

IN WITNESS WHEREOF I have hereunto set my hand and official seal.

                       /s/Debra McAdoo
                     Notary Public

(NOTARY SEAL)

My Commission Expires: November 2, 2013

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENT that the undersigned trustee of the MAINGATE TRUST (the "Trust"), a Delaware statutory trust, hereby appoints Geoffrey Mayar, Matt Mead and Debra McAdoo, and each of them individually, with full power of substitution, his or her true and lawful attorney to execute in his or her name, place and stead and on his or her behalf any and all amendments to the Trust's registration statement on Form N-lA under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, as well as any and all registration statements on Form N-14, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interests of the Trust (including without limitation, regulatory authorities in any and all states in which shares of any series of the Trust are sold), any such amendment or registration statement and any and all supplements thereto or to any prospectus or statement of additional information forming a part of the registration statement, as well as any and all exhibits and other documents necessary or desirable to be done in the premises in any all capacities authorized by the Board of Trustees for such persons to provide or perform with respect to the Trust, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of such attorneys.

IN WITNESS WHEREOF, the undersigned has executed this instrument on this 10th day of January, 2011.

                      /s/ Geoffrey P. Mavar
                      Independent Trustee
                      Print Name: Geoffrey P. Mavar

STATE OF TENNESSEE             )
)
CITY OF MEMPHIS                    )

On January 10,2011, before me appeared Geoffrey P. Mavar, known to me personally, and stated that he/she executed the foregoing instrument for the purposes therein contained, by signing his/her name.

IN WITNESS WHEREOF I have hereunto set my hand and official seal.

                      /s/Debra McAdoo
                      Notary Public

(NOTARY SEAL)

My Commission Expires: November 2, 2013

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENT that the undersigned trustee of the MAINGATE TRUST (the "Trust"), a Delaware statutory trust, hereby appoints Geoffrey Mayar, Matt Mead and Debra McAdoo, and each of them individually, with full power of substitution, his or her true and lawful attorney to execute in his or her name, place and stead and on his or her behalf any and all amendments to the Trust's registration statement on Form N-lA under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, as well as any and all registration statements on Form N-14, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interests of the Trust (including without limitation, regulatory authorities in any and all states in which shares of any series of the Trust are sold), any such amendment or registration statement and any and all supplements thereto or to any prospectus or statement of additional information forming a part of the registration statement, as well as any and all exhibits and other documents necessary or desirable to be done in the premises in any all capacities authorized by the Board of Trustees for such persons to provide or perform with respect to the Trust, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of such attorneys.

IN WITNESS WHEREOF, the undersigned has executed this instrument on this 10th day of January, 2011.

                      /s/Barry Samuels
                      Independent Trustee
                      Print Name: Barry Samuels

STATE OF TENNESSEE             )
)
CITY OF MEMPHIS                    )

On January 10,2011, before me appeared Barry Samuels, known to me personally, and stated that he/she executed the foregoing instrument for the purposes therein contained, by signing his/her name.

IN WITNESS WHEREOF I have hereunto set my hand and official seal.

                      /s/Debra McAdoo
                      Notary Public

(NOTARY SEAL)

My Commission Expires: November 2, 2013